August 10, 2021 2021 Second Quarter Results Earnings Presentation

2 Presenters Jonathan Levin President Stacie Selinger Head of Investor Relations Pamela Bentley Chief Financial Officer Michael Sacks Chairman and Chief Executive Officer

Business Update

4 Second Quarter 2021 Results $ million June 30, 2020 March 31, 2021 June 30, 2021 % Change vs 1Q 21 % Change vs 2Q 20 AUM $ 56,890 $ 64,862 $ 66,900 3% 18 % FPAUM 49,597 53,362 55,000 3% 11 % CNYFPAUM 5,584 7,454 7,027 (6) % 26% $ million unless otherwise noted Three Months Ended June 30, 2021 % Change vs 2Q 20 Six Months Ended June 30, 2021 % Change vs 2Q YTD 20 GAAP Results GAAP Revenue $ 119.7 33% $ 222.9 29 % GAAP net income attributable to GCM Grosvenor Inc. 0.7 N/A 3.2 N/A Non-GAAP Results Management Fees, net1 83.0 13% 163.3 10 % Fee-Related Revenue 84.9 13% 167.6 10 % Adjusted Revenue1 117.1 33% 218.0 29 % Fee Related Earnings 27.5 9% 52.6 23 % Adjusted EBITDA 30.7 17% 60.9 34 % Adjusted Net Income2 19.3 30% 38.2 56% 1. Excludes fund reimbursement revenue of $2.6 million and $4.9 million for the three and six months ended June 30, 2021, respectively. 2. Reflects a 25% blended statutory effective tax rate applied to pre-tax adjusted net income for all periods presented.

Business Highlights

Continued Growth in Revenue, Earnings and Earnings Power

- **Total AUM growth** of 18% over 2Q 2020
- **Fee-Paying AUM growth** of 11% over 2Q 2020
- **Contracted Not Yet Fee-Paying AUM growth** of 26% over 2Q 2020
- **Fee-Related Revenue growth** of 13% over 2Q 2020 and 10% over YTD 2Q 2020
- **Fee-Related Earnings growth** of 9% over 2Q 2020 and 23% over YTD 2Q 2020
- **Adjusted EBITDA growth** of 17% over 2Q 2020 and 34% over YTD 2Q 2020
- **Investments and unrealized carried interest** totaled $349 million of Net Asset Value as of June 30, 2021, an increase of 121% over 2Q 2020[1]
- **Average annual earnings power from unrealized carried interest** of $38 million as of June 30, 2021, an increase of $24 million or 171% from $14 million as of June 30, 2020[2]
- **Unrealized performance fees** as of June 30, 2021 of $32 million that are eligible to be realized in 2021
- **Run-rate performance fees** of $42 million as of June 30, 2021, an increase of $13 million or 45% from $29 million as of June 30, 2020[3]

Focused on Accelerating Growth

- Fundraising of $1.5 billion for the quarter ended June 30, 2021, and $4.0 billion year-to-date through June 30, 2021
- Robust fundraising pipeline supports future growth
- Creation of GCM Grosvenor Insurance Solutions to deliver alternatives to insurance clients
- Strategic hires in Client Group to expand connectivity in high-growth geographies and channels

Other Key Items

- GCM Grosvenor's Board of Directors approved a $0.09 per share dividend payable on September 15, 2021 to shareholders on record September 1, 2021
- GCM Grosvenor's Board of Directors approved a stock repurchase plan that allows for the repurchase of up to $25 million of Class A common stock and warrants

1. Both periods presented in comparison represent firm share of Net Asset Value post-Mosaic repurchase, which occurred on July 2, 2021.
2. Illustrative annual earnings power from unrealized carried interest reflects firm's share of unrealized carried interest at Net Asset Value for both periods post-Mosaic repurchase divided by estimated 6.5 years to realization. Before cash-based incentive fee related compensation.
3. Run-Rate Annual Performance Fees reflect the potential annual performance fees generated by performance fee-eligible AUM at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, before cash-based incentive fee related compensation

GCM GROSVENOR 5

Scheduled Ramp-in $2.5 0.4 1.4 0.7 2021 2022 2023+ $51.2 $55.3 $59.0 $60.8 $62.0 24.0 23.6 24.1 24.4 24.9 24.9 26.5 27.8 28.9 30.1 2.3 5.2 7.1 7.5 7.0 2018 2019 2020 Q1 2021 Q2 2021 Absolute return strategies FPAUM Private markets FPAUM Contracted not yet FPAUM ("CNYFPAUM") FPAUM and CNYFPAUM ($bn) Increased Management Fee Earnings Power From Growing AUM 1. Includes mark to market, insider capital and non fee-paying AUM. 6 8% ‘18–’Q2 21 CAGR Total AUM1 $61.9 9%$53.8 $57.7 CNYFPAUM Invested Capital $4.5 $64.9 $66.9

Growing Value of Incentive Fees and Investments

Growing Firm Share of Investments and Carried Interest[1] (mm)



Unrealized Carried Interest
Investments
$158
68
90
$274
93
181
$349
102
247
Q2 2020
Q1 2021
Q2 2021

Gross Unrealized Carried Interest[3]	$302	$491	$625

Growing Carried Interest Annual Earnings Power[2] (mm)



$14
$28
$38
Q2 2020
Q1 2021
Q2 2021

Carried Interest Highly Diversified by Vintage[3]



2009 or Earlier
19%
2017+
36%
129 Programs in Unrealized Carry
2010-2013
22%
2014-2016
23%

Growing Run-Rate Annual Performance Fees[4] (mm)



$29
$41
$42
Q2 2020
Q1 2021
Q2 2021

1. Represents firm share of Net Asset Value as of June 30, 2021; post-Mosaic repurchase, which occurred on July 2, 2021.
2. Illustrative annual earnings power from unrealized carried interest reflects firm's share of unrealized carried interest at Net Asset Value as of June 30, 2021 post-Mosaic repurchase divided by estimated 6.5 years to realization. Before cash-based incentive fee related compensation.
3. Represents consolidated view, including all NCI and compensation related awards.
4. Run-Rate Annual Performance Fees reflect the potential annual performance fees generated by performance fee-eligible AUM at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, before cash-based incentive fee related compensation

GCM GROSVENOR 7

Financial Results

75.3 84.9 36.5 42.3 36.8 40.72.0 1.9 Private Markets Absolute Return Strategies Administrative fees and other operating income Q2 20 Q2 21 9 Strong Growth in Revenues Adjusted Revenue1 1. Excludes fund reimbursement revenue of $1.8 million and $2.6 million for the three months ended June 30, 2020 and June 30, 2021, respectively, and $3.8 million and $4.9 million for the six months ended June 30, 2020 and June 30, 2021, respectively. $ million 152.7 167.6 73.0 82.7 76.0 80.6 3.6 4.3 Private Markets Absolute Return Strategies Administrative fees and other operating income Q2 YTD 20 Q2 YTD 21 16.3 50.4 Q2 YTD 20 Q2 YTD 21 Incentive Fees 209% 33% Fee Related Revenue1 168.9 218.0 Q2 YTD 20 Q2 YTD 21 13% 29% 13.0 32.2 Q2 20 Q2 21 88.3 117.1 Q2 20 Q2 21 148% Q2 21-over-Q2 20 YTD 21-over-YTD 20 10%

10 Strong Growth in Earnings 17% $ million 26.2 30.7 Q2 20 Q2 21 25.1 27.5 Q2 20 Q2 21 9% 14.8 19.3 Q2 20 Q2 21 34% 56% Adjusted EBITDA Adjusted Net Income 42.7 52.6 Q2 YTD 20 Q2 YTD 21 45.5 60.9 Q2 YTD 20 Q2 YTD 21 24.4 38.2 Q2 YTD 20 Q2 YTD 21 23% Fee-Related Earnings 30% Q2 21-over-Q2 20 YTD 21-over-YTD 20

Year to Date 2021 and 2020 Fundraising Summary 11 $ billion 1.7 1.8 1.4 2.1 2.5 1.5 0.7 0.3 0.1 0.4 0.6 0.5 1.0 1.5 1.3 1.7 1.9 1.0 Private Markets Absolute Return Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 $4.0Bn of new capital raised in 2021 Robust fundraising pipeline supports future growth

Other Key Items

- On July 2, 2021, GCM Grosvenor repurchased certain fund investments and rights to future carry associated with Mosaic (collectively, the "Mosaic Assets")
- GCM Grosvenor funded the discounted $165 million repurchase price with a combination of $57 million of balance sheet cash and $108 million of net proceeds from incremental term loans
- The firm successfully upsized the aggregate principal of its term loan by $110 million to $399 million as of June 30, 2021

Key Cash, Investment and Debt Metrics

($mm)

Cash and Cash Equivalents[1]	$	246
Less: Mosaic Repurchase		*(165)*
� Cash and Cash E� uivalents Less Mosaic Repurchase		*81*
Investments[2]		102
Unrealized Carried Interest[2]		247
Cash, Investments and Unrealized Carried Interest[2]		**430**
Debt[3]		399
Drawn Revolving Credit Facility ($48.2 million available)[4]		0

Summary Ownership as of 6/30/2021

(mm)

	Shares	%
Management Owned Shares	144.2	77%
Publicly Traded Shares	42.6	23%
Total Shares[5]	**186.8**	**100%**
Warrants Outstanding[6]	21.2	

1. Reflects GAAP cash including $7 million of cash held at consolidated carry plan entities and excluding $20 million of consolidated cash to fund GP investments.
2. Represents firm share of Net Asset Value as of June 30, 2021; post-Mosaic repurchase which occurred on July 2, 2021.
3. Pricing of L+250bps as of June 30, 2021, subject to a LIBOR floor of 50bps.
4. Excludes all outstanding letters of credit.
5. Excludes 2 million RSUs vested but not yet delivered.
6. Warrants strike at $11.50 and are subject to early redemption or exercise at $18.00 per share.

GCM GROSVENOR 12

GAAP Statements of Income (unaudited)

$000, except per share amounts and where otherwise noted	Three Months Ended			Six Months Ended		
	Jun 30, 2020	Jun 30, 2021	% Change	Jun 30, 2020	Jun 30, 2021	% Change
Revenues						
Management fees	$ 75,136	$ 85,594	14 %	$ 152,837	$ 168,219	10 %
Incentive fees	13,041	32,227	147 %	16,274	50,441	210 %
Other operating income	1,953	1,882	(4)%	3,636	4,262	17 %
Total operating revenues	90,130	119,703	33 %	172,747	222,922	29 %
Expenses						
Employee compensation and benefits	55,667	75,834	36 %	111,144	159,187	43 %
General, administrative and other	16,242	21,651	33 %	40,838	46,183	13 %
Total operating expenses	71,909	97,485	36 %	151,982	205,370	35 %
Operating income	18,221	22,218	22 %	20,765	17,552	(15)%
Investment income (loss)	(9,575)	13,459	(241)%	(6,202)	26,507	(527)%
Interest expense	(5,841)	(4,563)	(22)%	(11,708)	(9,054)	(23)%
Other income (expense)	(1,350)	(261)	(81)%	(11,083)	1,056	(110)%
Change in fair value of warrant liabilities	—	(6,738)	NM	—	7,319	NM
Net other income (expense)	(16,766)	1,897	(111)%	(28,993)	25,828	(189)%
Income (loss) before income taxes	1,455	24,115	1557 %	(8,228)	43,380	(627)%
Provision for income taxes	526	2,204	319 %	1,169	1,541	32 %
Net income (loss)	929	21,911	2259 %	(9,397)	41,839	(545)%
Less: Net income attributable to redeemable noncontrolling interest	185	11,738	6245 %	2,278	19,827	770 %
Less: Net income (loss) attributable to noncontrolling interests in subsidiaries	(5,183)	11,708	(326)%	(2,647)	20,297	(867)%
Less: Net income (loss) attributable to noncontrolling interests in GCMH	5,927	(2,191)	(137)%	(9,028)	(1,488)	(84)%
Net income attributable to GCM Grosvenor Inc.	$ —	$ 656	NM	$ —	$ 3,203	NM
Earnings (loss) per share of Class A common stock [1]:						
Basic	—	$ 0.01	NM	—	$ 0.07	NM
Diluted	—	$ (0.02)	NM	—	$ (0.04)	NM
Weighted average shares of Class A common stock outstanding [1]:						
Basic (in millions)	—	44.6	NM	—	43.3	NM
Diluted (in millions)	—	188.8	NM	—	189.1	NM

1. There were no shares of Class A common stock outstanding prior to November 17, 2020, therefore no earnings (loss) per share information has been presented for any period prior to that date.

GCM GROSVENOR 13

Summary of Non-GAAP Financial Measures[1]

$000, except per share amounts and where otherwise noted	Three Months Ended Jun 30, 2020	Three Months Ended Jun 30, 2021	% Change	Six Months Ended Jun 30, 2020	Six Months Ended Jun 30, 2021	% Change
Adjusted EBITDA						
Revenues						
Private markets strategies	$ 36,548	$ 42,360	16 %	$ 73,012	$ 82,733	13 %
Absolute return strategies	36,761	40,680	11 %	76,024	80,572	6 %
Management fees, net[2]	73,309	83,040	13 %	149,036	163,305	10 %
Administrative fees and other operating income	1,953	1,882	(4)%	3,636	4,262	17 %
Fee-Related Revenue	**75,262**	**84,922**	**13 %**	**152,672**	**167,567**	**10 %**
Less:						
Cash-based employee compensation and benefits, net[3]	(38,332)	(40,255)	5 %	(80,354)	(81,447)	1 %
General, administrative and other, net[4]	(11,822)	(17,211)	46 %	(29,649)	(33,471)	13 %
Fee-Related Earnings	**25,108**	**27,456**	**9 %**	**42,669**	**52,649**	**23 %**
Fee-Related Earnings Margin	***33%***	***32%***		***28 %***	***31 %***	
Incentive fees:						
Performance fees	132	2,891	2090 %	737	9,004	1122 %
Carried interest	12,909	29,336	127 %	15,537	41,437	167 %
Incentive fee related compensation and NCI:						
Cash-based incentive fee related compensation	—	(868)	NM	—	(2,701)	NM
Carried interest compensation, net[5]	(7,819)	(17,967)	130 %	(9,020)	(25,470)	182 %
Carried interest attributable to noncontrolling interests	(4,773)	(10,561)	121 %	(6,106)	(14,991)	146 %
Interest income	52	4	(92)%	348	11	(97)%
Other (income) expense	15	13	(13)%	133	64	(52)%
Depreciation	536	407	(24)%	1,232	880	(29)%
Adjusted EBITDA	**26,160**	**30,711**	**17 %**	**45,530**	**60,883**	**34 %**
Adjusted EBITDA Margin	***30%***	***26%***		***27 %***	***28 %***	
Adjusted Net Income Per Share						
Adjusted EBITDA	**26,160**	**30,711**	**17 %**	**45,530**	**60,883**	**34 %**
Depreciation	(536)	(407)	(24)%	(1,232)	(880)	(29)%
Interest expense	(5,841)	(4,563)	(22)%	(11,708)	(9,054)	(23)%
Adjusted Pre-Tax Income	**19,783**	**25,741**	**30 %**	**32,590**	**50,949**	**56 %**
Adjusted income taxes[6]	(4,946)	(6,435)	30 %	(8,148)	(12,737)	56 %
Adjusted Net Income	**14,837**	**19,306**	**30 %**	**24,442**	**38,212**	**56 %**
Adjusted shares outstanding (in millions)[7]	185.1	189.4		185.1	189.1	
Adjusted Net Income per Share	**$ 0.08**	**$ 0.10**	**25 %**	**$ 0.13**	**$ 0.20**	**54 %**

1, 3-7. See Notes towards the end of the document.
2. Excludes fund reimbursement revenue of $1.8 million and $2.6 million for the three months ended June 30, 2020 and June 30, 2021, respectively, and $3.8 million and $4.9 million for the six months ended June 30, 2020 and June 30, 2021, respectively.

GCM GROSVENOR 14

About GCM Grosvenor

Only Alternative Asset Solutions Provider Covering the Full Range of Strategies

CLIENT VALUE PROPOSITION

Strong economic value proposition

- Fee savings and preferential terms
- Access to hard to access managers
- Proprietary deal flow

Deeply embedded with our clients

- 76% of AUM in customized programs
- Cornerstone of clients' alternative programs
- Clients leverage our full investment and operational infrastructure
- 95%+ of top clients added capital in last 3 years[2]

Unparalleled flexibility

- Customized solutions and specialized funds
- Primary, secondary, co-invest, and direct
- 45%+ of top 50 clients by AUM in multiple investment strategies[1]



Real Estate
($3.4bn)
Absolute Return
($26.0bn)
Alternative Credit
($12.5bn)
Private Equity
($24.4bn)
Infrastructure
($7.9bn)
ESG
($14.4bn)
Primary
Direct
Co-Invest
Secondary
$67 billion
Alternative Investment platform [1]

STRONG BUSINESS MOMENTUM

Stable and diversified revenue base

- Management and administrative fees are ~90% of revenue, no client makes up >5% of management fees[3]
- Diversified income streams

Highly visible incremental revenue

- $7.0b CNYFPAUM = ~$35m annual revenue
- ~$7.5b specialized funds pipeline = ~$68m annual revenue
- ~90% re-up success[4]

Upside from incentive fees

- $42m run-rate annual performance fees[5]
- $247m firm share of unrealized carried interest[6]
- $102m firm share of investments[6]

1. AUM as of June 30, 2021; ESG and Alternative Credit investments overlap with investments in other strategies.

2-6. See Notes towards the end of the document.

GCM GROSVENOR 16

17Note: AUM as of June 30, 2021. Management fees for the twelve months ended June 30, 2021. Strong Value Proposition Drives Diversified, Long-Tenured Client Base % of AUM 42% 14% 8% 16% 6% 7% 6% 1% 23% 9% 4% Our client base is institutional and stable % of management fees 64% 24% 12% Our client base is diversified % AUM 64% Our client base is global No single client contributes more than 5% of our management fees $67B of AUM across over 500+ institutional clients Average relationship of 12 years across our 25 largest clients by AUM 96% of 25 largest clients by AUM have expanded investment relationship in the last 3 years Sovereign Entities Union Pensions Corporate Pensions Financial Institutions Other Institutional High Net Worth/ Family Office Endowments & Foundations 42% 15% 15% 8% 7% 5% 7% 63%23% 10% 4% AmericasAPAC EMEA Rest of world 24% 13% 63% Other Top 1-10 Top 11-20 Public Pensions

18 ESG and Impact Investments AUM ($bn) Clean Energy Invested / Committed: $3.4bn Labor Impact Invested / Committed: $0.9bn Regionally Targeted Invested / Committed: $4.0bn 21% CAGR ESG and Investing with an Impact are Core Values Diverse Managers Invested / Committed: $8.8bn Other ESG Invested / Committed: $3.9bn A+ rating From UN Principles of Responsible Investing (PRI)¹ Approx. $18.8 billion Committed and invested in ESG and Impact Approx. $14.4 billion Of ESG and Impact AUM Note: Total invested/committed and category breakdown includes Absolute Return Strategies data as of June 30, 2021 and Private Markets data as of March 31, 2021; Some investments are counted in more than one ESG category. 1. See Notes towards the end of the document. $9.0 $11.2 $12.8 $13.3 $14.4 2018 2019 2020 Q1 21 Q2 21

Appendix

20 GAAP Balance Sheets (unaudited) $000 Dec 31, 2020 Jun 30, 2021 Assets Cash and cash equivalents $ 198,146 $ 265,830 Management fees receivable 14,524 16,716 Incentive fees receivable 69,424 39,697 Due from related parties 11,326 10,684 Investments 166,273 190,552 Premises and equipment, net 7,870 5,878 Intangible assets, net 8,588 7,421 Goodwill 28,959 28,959 Deferred tax assets, net 74,153 73,084 Other assets 53,015 26,011 Total assets 632,278 664,832 Liabilities and Equity (Deficit) Accrued compensation and benefits 74,681 43,658 Employee related obligations 25,274 26,984 Debt 335,155 392,227 Payable to related parties pursuant to the tax receivable agreement 60,518 60,875 Warrant liabilities 42,793 32,788 Accrued expenses and other liabilities 60,926 32,195 Total liabilities 599,347 588,727 Commitments and contingencies Redeemable noncontrolling interest 115,121 125,923 Preferred stock, $0.0001 par value, 100,000,000 shares authorized, none issued — — Class A common stock, $0.0001 par value, 700,000,000 authorized; 40,835,093 and 42,628,996 shares issued and outstanding as of December 31, 2020 and June 30, 2021, respectively 4 4 Class B common stock, $0.0001 par value, 500,000,000 authorized, none issued — — Class C common stock, $0.0001 par value, 300,000,000 authorized; 144,235,246 shares issued and outstanding as of December 31, 2020 and June 30, 2021, respectively 14 14 Additional paid-in capital 2,705 15,383 Accumulated other comprehensive loss (2,233) (2,209) Retained earnings (29,832) (33,185) Total GCM Grosvenor Inc. deficit (29,342) (19,993) Noncontrolling interests in subsidiaries 94,013 98,707 Noncontrolling interests in GCMH (146,861) (128,532) Total deficit (82,190) (49,818) Total liabilities and equity (deficit) $ 632,278 $ 664,832

21 Components of GAAP Expenses Three Months Ended Six Months Ended $000 Jun 30, 2020 Mar 31, 2021 Jun 30, 2021 Jun 30, 2020 Jun 30, 2021 Components of GAAP Employee Compensation and Benefits Cash-based employee compensation and benefits, net1 $ 38,332 $ 41,192 $ 40,255 $ 80,354 $ 81,447 Cash-based incentive fee related compensation — 1,833 868 — 2,701 Carried interest compensation, net2 7,819 7,503 17,967 9,020 25,470 Partnership interest-based compensation 8,856 4,903 10,026 16,776 14,929 Equity-based compensation — 27,036 5,604 — 32,640 Severance 8 588 802 2,288 1,390 Other non-cash compensation 1,160 941 683 2,225 1,624 Non-cash carried interest compensation (508) (643) (371) 481 (1,014) GAAP employee compensation and benefits $ 55,667 $ 83,353 $ 75,834 $ 111,144 $ 159,187 1-2. See Notes towards the end of the document.

22 Reconciliation to Non-GAAP Metrics Three Months Ended Six Months Ended $000 Jun 30, 2020 Mar 31, 2021 Jun 30, 2021 Jun 30, 2020 Jun 30, 2021 Net Incentive Fees Attributable to GCM Grosvenor Incentive fees Performance fees $ 132 $ 6,113 $ 2,891 $ 737 $ 9,004 Carried interest 12,909 12,101 29,336 15,537 41,437 Less incentive fees contractually owed to others: Cash carried interest compensation (7,311) (6,860) (17,596) (9,501) (24,456) Non-cash carried interest compensation (508) (643) (371) 481 (1,014) Carried interest attributable to redeemable noncontrolling interest holder (2,804) (1,905) (6,154) (3,669) (8,059) Carried interest attributable to other noncontrolling interest holders, net (1,969) (2,525) (4,407) (2,437) (6,932) Net incentive fees attributable to GCM Grosvenor, prior to incentive fee compensation 449 6,281 3,699 1,148 9,980 Less: Cash-based incentive fee related compensation — (1,833) (868) — (2,701) Net incentive fees attributable to GCM Grosvenor $ 449 $ 4,448 $ 2,831 $ 1,148 $ 7,279

Reconciliation to Non-GAAP Metrics

$000	Three Months Ended Jun 30, 2020	Mar 31, 2021	Jun 30, 2021	Six Months Ended Jun 30, 2020	Jun 30, 2021
Adjusted Pre-Tax Income & Adjusted Net Income					
Net income (loss) attributable to GCM Grosvenor Inc.	$ —	$ **2,547**	$ **656**	$ —	$ **3,203**
Plus:					
Net income (loss) attributable to noncontrolling interests in GCMH	5,927	703	(2,191)	(9,028)	(1,488)
Provision (benefit) for income taxes	526	(663)	2,204	1,169	1,541
Change in fair value of derivatives	1,417	(1,934)	—	10,051	(1,934)
Change in fair value of warrants	—	(14,057)	6,738	—	(7,319)
Amortization expense	1,876	583	583	3,752	1,166
Severance	8	588	802	2,288	1,390
Transaction expenses[1]	145	5,300	1,183	3,500	6,483
Loss on extinguishment of debt	482	675	—	1,514	675
Changes in tax receivable agreement liability and other	4	8	274	4	282
Partnership interest-based compensation	8,856	4,903	10,026	16,776	14,929
Equity-based compensation	—	27,036	5,604	—	32,640
Other non-cash compensation	1,160	941	683	2,225	1,624
Less:					
Investment income, net of noncontrolling interests	(110)	(779)	(450)	(142)	(1,229)
Non-cash carried interest compensation	(508)	(643)	(371)	481	(1,014)
Adjusted pre-tax income	**19,783**	**25,208**	**25,741**	**32,590**	**50,949**
Less:					
Adjusted Income taxes[2]	(4,946)	(6,302)	(6,435)	(8,148)	(12,737)
Adjusted net income	$ **14,837**	$ **18,906**	$ **19,306**	$ **24,442**	$ **38,212**

1-2. See Notes towards the end of the document.

GCM GROSVENOR 23

24 Reconciliation to Non-GAAP Metrics Three Months Ended Six Months Ended $000 Jun 30, 2020 Mar 31, 2021 Jun 30, 2021 Jun 30, 2020 Jun 30, 2021 Adjusted EBITDA Adjusted Net Income $ 14,837 $ 18,906 $ 19,306 $ 24,442 $ 38,212 Plus: Adjusted Income taxes1 4,946 6,302 6,435 8,148 12,737 Depreciation expense 536 473 407 1,232 880 Interest expense 5,841 4,491 4,563 11,708 9,054 Adjusted EBITDA $ 26,160 $ 30,172 $ 30,711 $ 45,530 $ 60,883 Fee-Related Earnings Adjusted EBITDA 26,160 30,172 30,711 45,530 60,883 Less: Incentive fees (13,041) (18,214) (32,227) (16,274) (50,441) Depreciation expense (536) (473) (407) (1,232) (880) Other non-operating income/(expense) (67) (58) (17) (481) (75) Plus: Incentive fee-related compensation 7,819 9,336 18,835 9,020 28,171 Carried interest attributable to redeemable noncontrolling interest holder 2,804 1,905 6,154 3,669 8,059 Carried interest attributable to other noncontrolling interest holders, net 1,969 2,525 4,407 2,437 6,932 Fee-Related Earnings $ 25,108 $ 25,193 $ 27,456 $ 42,669 $ 52,649 1. See Notes towards the end of the document.

25 Reconciliation to Adjusted Net Income Per Share Three Months Ended Six Months Ended $000, except per share amounts and where otherwise noted Jun 30, 2020 1 Jun 30, 2021 Jun 30, 2020 1 Jun 30, 2021 Adjusted Net Income Per Share Adjusted Net Income $ 14,837 $ 19,306 $ 24,442 $ 38,212 Weighted-average shares of Class A common stock outstanding - basic (in millions) 40.0 44.6 40.0 43.3 Exercise of private warrants - incremental shares under the treasury stock method (in millions) — — — 0.2 Exercise of public warrants - incremental shares under the treasury stock method (in millions) — — — 1.4 Exchange of partnership units (in millions) 144.2 144.2 144.2 144.2 Weighted-average shares of Class A common stock outstanding - diluted (in millions) 184.2 188.8 184.2 189.1 Effective dilutive warrants, if antidilutive for GAAP (in millions) 0.9 0.6 0.9 — Effective RSUs, if antidilutive for GAAP (in millions) — 0.1 — — Adjusted shares - diluted (in millions) 185.1 189.4 185.1 189.1 Adjusted Net Income Per Share - diluted $ 0.08 $ 0.10 $ 0.13 $ 0.20 1. See Notes towards the end of the document.

26 Quarterly Growth in FPAUM and AUM $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (April 1, 2021) $ 28,889 $ 24,473 $ 53,362 $ 7,454 $ 64,862 Contributions from CNYFPAUM 715 12 727 Contributions from New Capital Raised 807 558 1,365 Withdrawals — (748) (748) Distributions (740) (103) (843) Change in Market Value 50 739 789 Foreign Exchange, Other 391 (43) 348 End of Period Balance (June 30, 2021) $ 30,112 $ 24,888 $ 55,000 $ 7,027 $ 66,900 % Change 4% 2% 3% -6% 3 % Three Months Ended June 30, 2021 Six Months Ended June 30, 2021 $mm Private Markets Strategies Absolute Return Strategies Total FPAUM Contracted Not Yet FPAUM Total AUM Fee-Paying AUM Beginning of Period (January 1, 2021) $ 27,839 $ 24,130 $ 51,969 $ 7,057 $ 61,943 Contributions from CNYFPAUM 1,878 104 1,982 Contributions from New Capital Raised 1,379 1,125 2,504 Withdrawals — (1,198) (1,198) Distributions (1,647) (107) (1,754) Change in Market Value 273 862 1,135 Foreign Exchange, Other 390 (28) 362 End of Period Balance (June 30, 2021) $ 30,112 $ 24,888 $ 55,000 $ 7,027 $ 66,900 % Change 8% 3% 6% 0% 8%

Management Fee Detail[1]

$000	Three Months Ended Jun 30, 2020	Three Months Ended Mar 31, 2021	Three Months Ended Jun 30, 2021	Six Months Ended Jun 30, 2020	Six Months Ended Jun 30, 2021
Management Fees					
Private Markets					
Specialized Funds	$ 11,327	$ 12,970	$ 14,428	$ 22,138	$ 27,398
Average Fee Rate[3]	*0.73 %*	*0.74 %*	*0.75 %*	*0.73 %*	*0.74 %*
Customized Separate Accounts	25,221	27,403	27,932	50,874	55,335
Average Fee Rate	*0.49 %*	*0.49 %*	*0.49 %*	*0.50 %*	*0.49 %*
Private Markets Management Fees	**36,548**	**40,373**	**42,360**	**73,012**	**82,733**
Average Fee Rate - Private Markets[3]	*0.54 %*	*0.55 %*	*0.54 %*	*0.55 %*	*0.55 %*
Absolute Return Strategies Management Fees	**36,761**	**39,892**	**40,680**	**76,024**	**80,572**
Average Fee Rate - Absolute Return Strategies (Management Fee Only)	*0.67 %*	*0.66 %*	*0.66 %*	*0.67 %*	*0.66 %*
Average Fee Rate - Absolute Return Strategies (Actual Management Fee + Run Rate Performance Fee at End of Period)[2]	*0.79 %*	*0.81 %*	*0.82 %*	*0.79 %*	*0.81 %*

1. Excludes fund reimbursement revenue of $1.8 million, $2.4 million and $2.6 million for the three months ended June 30, 2020, March 31, 2021 and June 30, 2021, respectively, and $3.8 million and $4.9 million for the six months ended June 30, 2020 and June 30, 2021, respectively.
2. The run rate on annual performance fees reflects potential annual performance fees generated by performance fee-eligible AUM at a 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies. The metric is calculated as the actual management fees during the period, plus the run rate performance fee from the end of the period, divided by the average fee-paying AUM over the period
3. Average fee rate excludes effect of catch-up management fees

GCM GROSVENOR 27

Private Markets Strategies Performance Metrics – Realized and Partially Realized Investments

Strategy		Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity									
Primary Fund Investments[1]	$	10,897 $	11,941 $	19,319 $	2,324	1.81	14.0 %	9.2 %	S&P 500
Secondaries Investments[2]		337	220	235	64	1.36	14.5 %	10.3 %	S&P 500
Co-Investments/Direct Investments[3]		2,418	2,325	4,028	486	1.94	22.5 %	14.6 %	S&P 500
Infrastructure[4]		2,597	2,443	3,265	489	1.54	11.0 %	6.3 %	MSCI World Infrastructure
Real Estate[5]		327	353	565	17	1.65	21.8 %	9.5 %	FNERTR Index
ESG and Impact Strategies									
Diverse Managers[6]		1,239	1,351	2,135	387	1.87	23.6 %	12.5 %	S&P 500
Labor Impact Investments		0	0	0	0	n/a	n/a	n/a	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through March 31, 2021. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

1-6. See Notes towards the end of the document.

GCM GROSVENOR 28

Private Markets Strategies Performance Metrics – All Investments

Strategy		Commitments	Contributions	Distributions	Current Value	Investment Net TVPI	Investment Net IRR	PME IRR	PME Index
Private Equity									
Primary Fund Investments[1]	$	21,248 $	19,197 $	22,540 $	8,742	1.63	12.7 %	10.9 %	S&P 500
Secondary Investments[2]		1,243	912	405	845	1.37	15.4 %	14.9 %	S&P 500
Co-Investments/Direct Investments[3]		5,712	5,341	4,255	3,900	1.53	17.8 %	15.6 %	S&P 500
Infrastructure[4]		6,100	5,395	4,018	3,364	1.37	9.6 %	6.8 %	MSCI World Infrastructure
Real Estate[5]		2,276	1,688	990	1,015	1.19	10.5 %	8.9 %	FNERTR Index
Multi-Asset Class Programs		1,921	1,877	875	1,970	1.52	37.7 %	N/A	n/a
ESG and Impact Strategies									
Diverse Managers[6]		6,590	5,171	3,201	4,627	1.51	18.2 %	15.4 %	S&P 500
Labor Impact Investments		372	253	1	279	1.11	11.9 %	6.7 %	MSCI World Infrastructure

Note: Returns for each strategy are presented from the date the firm established a dedicated team focused on such strategy through March 31, 2021. Investment net returns are net of investment-related fees and expenses, including fees paid to underlying managers, but do not reflect management fees, incentive compensation, or carried interest to GCM Grosvenor or any expenses of any account or vehicle GCM Grosvenor manages. Data does not include investments that were transferred at the request of investors prior to liquidation and are no longer managed by GCM Grosvenor. Past performance is not necessarily indicative of future results.

1-6. See Notes towards the end of the document.

GCM GROSVENOR 29

30 Absolute Return Strategies Performance Assets Under Management as of June 30, 2021 ($Bn) Year to Date Returns Ending June 30, 2021 Annualized Returns Since Inception Through June 30, 2021 Gross Net Gross Net Absolute Return Strategies (Overall) $ 26.0 3.67% 3.30% 7.26% 6.14 % GCMLP Diversified Multi-Strategy Composite $ 12.7 2.68% 2.31% 8.20% 6.83 % Note: Absolute Return Strategies (Overall) is since 1996. GCMLP Diversified Multi-Strategy Composite is since 1993.

31 Notes on Summary of Non-GAAP Financial Measures (Page 14) 1. Adjusted EBITDA and Adjusted Net Income per share are non-GAAP financial measures. See Appendix for the reconciliations of our non-GAAP financial measures to the most comparable GAAP metric. 2. See Summary of Non-GAAP Financial Measures slide (Page 14). 3. Excludes severance expenses of $0.0 million and $0.8 million for the three months ended June 30, 2020 and June 30, 2021, respectively, and $2.3 million and $1.4 million for the six months ended June 30, 2020 and June 30, 2021, respectively. 4. General, administrative and other, net is comprised of the following: Notes Three Months Ended Six Months Ended $000 Jun 30, 2020 Jun 30, 2021 Jun 30, 2020 Jun 30, 2021 Components of general, administrative and other, net General, administrative and other (16,242) (21,651) (40,838) (46,183) Plus: Corporate transaction related costs 145 1,183 3,500 6,483 Fund reimbursement revenue 1,827 2,554 3,801 4,914 Amortization of intangibles 1,876 583 3,752 1,166 Non-core items 572 120 136 149 Total general, administrative and other, net (11,822) (17,211) (29,649) (33,471) 5. Excludes the impact of non-cash carried interest expense of $0.5 million and $0.4 million for the three months ended June 30, 2020 and June 30, 2021, respectively, and $(0.5) million and $1.0 million for the six months ended June 30, 2020 and June 30, 2021, respectively. 6. Represents corporate income taxes at a blended statutory rate of 25.0% applied to Adjusted Pre-Tax Income for all periods presented. The 25.0% is based on a federal statutory rate of 21.0% and a combined state, local and foreign rate net of federal benefits of 4.0%. As we were not subject to U.S. federal and state income taxes prior to the Transaction, the blended statutory rate of 25.0% has been applied to all periods presented for comparability purposes. 7. As Class A common stock did not exist prior to the Transaction, the computation of Adjusted Net Income per Share assumes the same number of adjusted shares outstanding as of December 31, 2020 for all periods prior to the Transaction. Notes on Only Alternative Asset Solutions Provider Covering the Full Range of Strategies (Page 16) 1. See Only Alternative Asset Solutions Provider Covering the Full Range of Strategies slide (Page 16). 2. Represents top 25 clients by AUM. 3. From December 31, 2017 through June 30, 2021. Management fee centricity reflects Fee-Related Revenue divided by the sum of Fee-Related Revenue plus Net Incentive Fees Related to GCM Grosvenor. 4. For Private Markets customized separate accounts from January 1, 2017 through June 30, 2021. 5. Run-Rate Annual Performance Fees reflect the potential annual performance fees generated by performance fee-eligible AUM at an 8% gross return for both multi-strategy and credit strategies, and a 10% gross return for specialized opportunity strategies, before cash-based incentive fee related compensation 6. Represents firm share of Net Asset Value as of June 30, 2021; post-Mosaic repurchase, which occurred on July 2, 2021. Notes on ESG and Investing with an Impact are Core Values (Page 18) 1. We received an A+ rating from PRI for our approach to strategy and governance, and an A+ rating for ESG integration in private equity manager selection, approval, and monitoring. For the full GCM Grosvenor PRI Transparency Report and assessment methodology, visit the Principles for Responsible Investment website.

32 Notes (continued) Notes on Components of GAAP Expenses (Page 21) 1. Excludes severance expenses of $0.0 million, $0.6 million and $0.8 million for the three months ended June 30, 2020, March 31, 2021 and June 30, 2021, respectively, and $2.3 million and $1.4 million for the six months ended June 30, 2020 and June 30, 2021, respectively. 2. Excludes the impact of non-cash carried interest expense of $0.5 million, $0.6 million and $0.4 million for the three months ended June 30, 2020, March 31, 2021 and June 30, 2021, respectively, and $(0.5) million and $1.0 million for the six months ended June 30, 2020 and June 30, 2021, respectively. Notes on Reconciliation to Non-GAAP Metrics (Page 23) 1. Represents 2020 expenses related to the Mosaic transaction and the public offering Transaction, and 2021 expenses related to a debt offering, other contemplated corporate transactions, and other public company readiness expenses. 2. Represents corporate income taxes at a blended effective tax rate of 21% and an estimated combined state, local and foreign income tax rate net of federal benefits of 4%. As we were not subject to U.S. federal and state income taxes prior to the Transaction, the blended statutory tax rate of 25% has been applied to all periods presented for comparability purposes. Notes on Reconciliation to Non-GAAP Metrics (Page 24) 1. Represents corporate income taxes at a blended effective tax rate of 21% and an estimated combined state, local and foreign income tax rate net of federal benefits of 4%. As we were not subject to U.S. federal and state income taxes prior to the Transaction, the blended statutory tax rate of 25% has been applied to all periods presented for comparability purposes. Notes on Reconciliation to Adjusted Net Income per Share (Page 25) 1. As Class A common stock did not exist prior to the Transaction, the computation of Adjusted Net Income Per Share assumes the same weighted average shares of Class A common stock outstanding, dilutive warrants, and number of adjusted shares outstanding as of December 31, 2020 and for all periods prior to the Transaction. Notes on Private Markets Strategies Performance Metrics - Realized and Partially Realized Investments (Page 28) and Private Markets Strategies Performance Metrics - All Investments (Page 29) 1. Reflects primary fund investments since 2000. Excludes certain private markets credit fund investments outside of private equity programs. 2. Reflects secondaries investments since 2014. In September 2014, GCM Grosvenor established a dedicated private equity secondaries vertical. 3. Reflects co-investments/direct investments since 2009. In December 2008, GCM Grosvenor established a dedicated Private Equity Co-Investment Sub-Committee and adopted a more targeted, active co- investment strategy. 4. Reflects infrastructure investments since 2003. Infrastructure investments exclude labor impact investments. 5. Reflects real estate investments since 2010. In 2010, GCM Grosvenor established a dedicated Real Estate team and adopted a more targeted, active real estate strategy. 6. Since 2007.

33 Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators Adjusted Net Income is a non-GAAP measure that we present on a pre-tax and after-tax basis to evaluate our profitability. Adjusted pre-tax income represents net income attributable to GCM Grosvenor Inc. including (a) net income attributable to GCMH, excluding (b) provision (benefit) income taxes, (c) changes in fair value of derivatives and warrants, (d) amortization expense, (e) partnership interest-based and non-cash compensation, (f) equity-based compensation, (g) unrealized investment income, (h) changes in tax receivable agreement liability and (i) certain other items that we believe are not indicative of our core performance, including charges related to corporate transactions and employee severance. We believe adjusted pre-tax income is useful to investors because it provides additional insight into the operating profitability of our business. Adjusted net income represents adjusted pre-tax income minus adjusted income taxes, which represent corporate income taxes at a blended effective tax rate of 21% and an estimated combined state, local and foreign income tax rate net of federal benefits of 4%. As we were not subject to U.S. federal and state income taxes prior to November 17, 2020, the blended statutory tax rate of 25% has been applied to all periods presented for comparability purposes. Adjusted Net Income Per Share is a non-GAAP measure that is calculated by dividing Adjusted Net Income by adjusted shares outstanding. Adjusted shares outstanding assumes the hypothetical full exchange of limited partnership interests in GCMH into Class A common stock of GCM Grosvenor Inc., the full exercise of outstanding warrants for Class A common stock of GCM Grosvenor Inc. and the full vesting of outstanding equity-based compensation. Adjusted EBITDA is a non-GAAP measure which represents Adjusted Net Income excluding (a) adjusted income taxes, (b) depreciation and amortization expense and (c) interest expense on our outstanding debt. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA margin represents Adjusted EBITDA as a percentage of our total operating revenues, net of fund expense reimbursements. Fee-Related Revenue ("FRR") is a non-GAAP measure used to highlight revenues from recurring management fees and administrative fees. FRR represents total operating revenues less (a) incentive fees and (b) fund reimbursement revenue. Fee-Related Earnings (“FRE”) is a non-GAAP measure used to highlight earnings from recurring management fees and administrative fees. FRE represents Adjusted EBITDA further adjusted to exclude (a) incentive fees and related compensation and (b) other non-operating income, and to include depreciation expense. We believe FRE is useful to investors because it provides additional insights into the management fee driven operating profitability of our business. FRE margin represents FRE as a percentage of our management fee and other operating revenue, net of fund expense reimbursements. Adjusted Revenue represents total operating revenues excluding reimbursement of expenses paid on behalf of GCM Funds and affiliates. Net Incentive Fees Attributable to GCM Grosvenor is a non-GAAP measure used to highlight fees earned from incentive fees that are attributable to GCM Grosvenor. Net incentive fees represent incentive fees excluding (a) incentive fees contractually owed to others and (b) cash-based incentive fee related compensation. Fee-Paying Assets Under Management (“FPAUM” or “Fee-Paying AUM") is a key performance indicator we use to measure the assets from which we earn management fees. Our FPAUM comprises the assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the vast majority of our discretionary AUM accounts. The FPAUM for our private market strategies typically represents committed, invested or scheduled capital during the investment period and invested capital following the expiration or termination of the investment period. Substantially all of our private markets strategies funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Our FPAUM for our absolute return strategy is based on net asset value. Our calculations of FPAUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of FPAUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage.

34 Contracted, Not Yet Fee-Paying AUM (“CNYFPAUM”) represents limited partner commitments during or prior to the initial commitment or investment period where fees are expected to be charged in the future based on invested capital (capital committed to underlying investments) or on a scheduled ramp-in of total commitments. New Capital Raised is new limited partner commitments where fees are charged immediately at the initial commitment date. Assets Under Management (“AUM”) reflects the sum of (a) FPAUM, (b) CNYFPAUM and (c) other mark-to-market, insider capital and non-fee-paying assets under management. GCM Grosvenor refers to the combined accounts of (a) Grosvenor Capital Management Holdings, LLLP ("LLLP" or "GCMH"), an Delaware limited liability limited partnership, and its consolidated subsidiaries and (b) GCM, L.L.C., a Delaware limited liability company. Transaction refers to the business combination announced August 3, 2020 and completed on November 17, 2020 through which CFAC merged with and into GCM Grosvenor Inc., ceasing the separate corporate existence of CFAC with GCM Grosvenor Inc. becoming the surviving corporation. Following the business combination, the financial statements of GCM Grosvenor Inc. will represent a continuation of the financial statements of GCM Grosvenor with the transaction being treated as the equivalent of GCM Grosvenor issuing stock for the net assets of GCM Grosvenor, Inc., accompanied by a recapitalization. CF Finance Acquisition Corp. (“CFAC”) (NASDAQ: CFFA) was a special purpose acquisition company sponsored by Cantor Fitzgerald, a leading global financial services firm. GCM Grosvenor Inc. was incorporated in Delaware as a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP, formed for the purpose of completing the Transaction. Pursuant to the Transaction, Grosvenor Capital Management Holdings, LLLP cancelled its shares in GCM Grosvenor Inc. no longer making GCM Grosvenor Inc. a wholly owned subsidiary of Grosvenor Capital Management Holdings, LLLP. NM Not Meaningful Certain Definitions and Use of Non-GAAP Financials and Key Performance Indicators (continued)

35 Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected future performance of GCM Grosvenor’s business, including anticipated incremental revenue from fundraising for specialized funds. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the historical performance of our funds may not be indicative of our future results; risks related to redemptions and termination of engagements; effect of the COVID-19 pandemic on our business; the variable nature of our revenues; competition in our industry; effects of domestic and foreign government regulation or compliance failures; operational risks and data security breaches; our ability to deal appropriately with conflicts of interest; market, geopolitical and economic conditions; identification and availability of suitable investment opportunities; risks relating to our internal control over financial reporting; and risks related to our ability to grow AUM and the performance of our investments. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” sections of the Annual Report on Form 10-k/a filed by GCM Grosvenor on May 10, 2021 and its other filings from time to time with the U.S. Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and GCM Grosvenor assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Non-GAAP Financial Measures The non-GAAP financial measures contained in this presentation are not GAAP measures of GCM Grosvenor’s financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. A reconciliation of such non-GAAP measures to their most directly comparable GAAP measure is included elsewhere in this presentation. You are encouraged to evaluate each adjustment to non-GAAP financial measures and the reasons management considers it appropriate for supplemental analysis. Our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, these measures may not be comparable to similarly titled measures used by other companies in our industry or across different industries. This presentation includes certain projections of non-GAAP financial measures including fee-related earnings. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, GCM Grosvenor is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward looking non GAAP financial measures is included. Disclaimer